UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 19, 2005
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-6368 (Commission File Number)	38-1612444 (IRS Employer Identification No.)

One American Road, Dearborn, Michigan (Address of principal executive offices)	48126 (Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
EXHIBITS
SIGNATURE
EXHIBIT INDEX
News Release dated July 19, 2005
Form 8-K dated July 19, 2005 of Ford Motor Company

Item 2.02. Results of Operations and Financial Condition.

     Our news release dated July 19, 2005, furnished as Exhibit 99.1 to this report, and Ford Motor Company’s Current Report on Form 8-K dated July 19, 2005 concerning second quarter 2005 financial results, furnished as Exhibit 99.2 to this report, are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing
Exhibit 99.1	News Release dated
July 19, 2005 of Ford
Motor Credit Company
	with attachment.	Furnished with this Report

Exhibit 99.2	Form 8-K dated
July 19, 2005 of
	Ford Motor Company.	Furnished with this Report

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY
(Registrant)
Date: July 19, 2005	By:	/s/ Corey MacGillivray
Corey MacGillivray
Assistant Secretary

EXHIBIT INDEX

Designation	Description
Exhibit 99.1	News Release dated July 19, 2005 of Ford Motor Credit Company with attachment.

Exhibit 99.2	Form 8-K dated July 19, 2005 of Ford Motor Company.